As filed with the Securities and Exchange Commission on July 31, 2009
Registration No. 333-159911
       Registration No. 333-159911-01
Registration No. 333-159911-02
Registration No. 333-159911-03
Registration No. 333-159911-04
Registration No. 333-159911-05
Registration No. 333-159911-06

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
Amendment No. 3
to
FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

VANGUARD NATURAL RESOURCES, LLC

VNR FINANCE CORP.

(and certain subsidiaries identified in footnote (*) below)

(Exact Name of Registrant as Specified in its Charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation or Organization)	61-1521161 80-0411494 (I.R.S. Employer Identification Number)
_______________

7700 San Felipe, Suite 485

Houston, Texas 77063

(832) 327-2255

(Address, Including Zip Code, and Telephone Number, including

 Area Code, of Registrant’s Principal Executive Offices)

Scott W. Smith
7700 San Felipe, Suite 485
Houston, Texas 77063
(832) 327-2255
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)
______________

Copy to:

David P. Oelman

Vinson & Elkins L.L.P.

First City Tower

1001 Fannin Street, Suite 2500

Houston, Texas 77002

(713) 758-2222

______________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. 

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. 

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer Accelerated filer ☒Non-accelerated filer Smaller reporting company 

(Do not check if a smaller reporting company)

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-159911) of Vanguard Natural Resources, LLC is being filed solely to amend Item 16(a) of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 3 does not modify any provision of the Prospectus constituting Part I or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Amendment No. 3.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 16.  Exhibits and Financial Statement Schedules

(a)Exhibits

1.1+	—	Form of Underwriting Agreement
4.1#	—	Form of Senior Indenture for Senior Debt Securities
4.2#	—	Form of Subordinated Indenture for Subordinated Debt Securities
4.3+	—	Form of Senior Debt Securities
4.4+	—	Form of Subordinated Debt Securities
5.1*	—	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
5.2*	—	Opinion of Wyatt, Tarrant & Combs, LLP regarding the legality of certain guarantees
8.1#	—	Opinion of Vinson & Elkins L.L.P. relating to tax matters
12.1#	—	Calculation of ratio of earnings to fixed charges
23.1#	—	Consent of BDO Seidman, LLP
23.2#	—	Consent of UHY LLP
23.3#	—	Consent of UHY LLP
23.4#	—	Consent of BKD, LLP
23.5#	—	Consent of Netherland, Sewell & Associates, Inc.
23.6#	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1)
23.7#	—	Consent of Wyatt, Tarrant & Combs, LLP (contained in Exhibit 5.2)
24.1#	—	Powers of Attorney (included on the signature page)
25.1†	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Senior Indenture
25.2†	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Subordinated Indenture
____________

*Filed herewith.

#Previously filed.

+To be filed as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 or in a post-effective amendment to this registration statement.

†To be filed in accordance with Section 310(a) of the Trust Indenture Act of 1939, as amended.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on July 31, 2009.

VANGUARD NATURAL RESOURCES, LLC By: /s/ Scott W. Smith Name:Scott W. Smith Title:President & Chief Executive Officer

VNR FINANCE CORP. By: /s/ Scott W. Smith Name:Scott W. Smith Title:President
TRUST ENERGY COMPANY, LLC By: /s/ Scott W. Smith Name:Scott W. Smith Title:President
ARIANA ENERGY, LLC By: /s/ Scott W. Smith Name:Scott W. Smith Title:President
VANGUARD NATURAL GAS, LLC By:/s/ Scott W. Smith Name:Scott W. Smith Title:President
VNR HOLDINGS, LLC By:/s/ Scott W. Smith Name:Scott W. Smith Title:President
VANGUARD PERMIAN, LLC By:/s/ Scott W. Smith Name:Scott W. Smith Title:President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below.

VANGUARD NATURAL RESOURCES, LLC

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	July 31, 2009

/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	July 31, 2009

* Richard Anderson	Director	July 31, 2009

* Bruce W. McCullogh	Director	July 31, 2009

* John R. McGoldrick	Director	July 31, 2009

* Loren Singletary	Director	July 31, 2009

/* Lasse Wagner	Director	July 31, 2009

VNR FINANCE CORP.

/s/ Scott W. Smith Scott W. Smith	President (Principal Executive Officer)	July 31, 2009

/s/ Richard A. Robert Richard A. Robert	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 31, 2009

TRUST ENERGY COMPANY, LLC

/s/ Scott W. Smith Scott W. Smith	President (Principal Executive Officer)	July 31, 2009
/s/ Richard A. Robert Richard A. Robert	Vice President and Secretary (Principal Financial Officer)	July 31, 2009

ARIANA ENERGY, LLC

/s/ Scott W. Smith Scott W. Smith	President (Principal Executive Officer)	July 31, 2009
/s/ Richard A. Robert Richard A. Robert	Vice President and Secretary (Principal Financial Officer)	July 31, 2009

VANGUARD NATURAL GAS, LLC

/s/ Scott W. Smith Scott W. Smith	President (Principal Executive Officer)	July 31, 2009
/s/ Richard A. Robert Richard A. Robert	Vice President and Secretary (Principal Financial Officer)	July 31, 2009

VNR HOLDINGS, LLC

/s/ Scott W. Smith Scott W. Smith	President (Principal Executive Officer)	July 31, 2009
/s/ Richard A. Robert Richard A. Robert	Vice President and Secretary (Principal Financial Officer)	July 31, 2009

VANGUARD PERMIAN, LLC

/s/ Scott W. Smith Scott W. Smith	President (Principal Executive Officer)	July 31, 2009
/s/ Richard A. Robert Richard A. Robert	Vice President and Secretary (Principal Financial Officer)	July 31, 2009

* /s/ Scott W. Smith Scott W. Smith	Attorney-in-Fact	July 31, 2009

INDEX TO EXHIBITS

Exhibits

1.1+	—	Form of Underwriting Agreement
4.1#	—	Form of Senior Indenture for Senior Debt Securities
4.2#	—	Form of Subordinated Indenture for Subordinated Debt Securities
4.3+	—	Form of Senior Debt Securities
4.4+	—	Form of Subordinated Debt Securities
5.1*	—	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
5.2*	—	Opinion of Wyatt, Tarrant & Combs, LLP regarding the legality of certain guarantees
8.1#	—	Opinion of Vinson & Elkins L.L.P. relating to tax matters
12.1#	—	Calculation of ratio of earnings to fixed charges
23.1#	—	Consent of BDO Seidman, LLP
23.2#	—	Consent of UHY LLP
23.3#	—	Consent of UHY LLP
23.4#	—	Consent of BKD, LLP
23.5#	—	Consent of Netherland, Sewell & Associates, Inc.
23.6#	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1)
23.7#	—	Consent of Wyatt, Tarrant & Combs, LLP (contained in Exhibit 5.2)
24.1#	—	Powers of Attorney (included on the signature page)
25.1†	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Senior Indenture
25.2†	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Subordinated Indenture
____________

*Filed herewith.

#Previously filed.

+To be filed as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 or in a post-effective amendment to this registration statement.

†To be filed in accordance with Section 310(a) of the Trust Indenture Act of 1939, as amended.